SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

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FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES AND EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)  December 28, 2005

Petroleum Development Corporation

(Exact Name of Registrant as Specified in Charter)

      Nevada                                         0-7246                            95-2636730

(State or Other Jurisdiction       (Commission                      (IRS Employer

       of Incorporation)                        File Number)                 Identification No.)

103 East Main Street; Bridgeport, WV    26330

(Address of Principal Executive Offices)

Registrant's telephone number, including area code    304-842-3597

no change

Former Name or Former Address, if Changed Since Last Report

Item 8.01.  Other Events

On December 28, 2005, the Company issued a news release announcing that the NASDAQ Listings Qualifications Panel granted the Company's request for continued listing on the NASDAQ National Market in a letter dated Tuesday, December 27, 2005. The Panel granted the Company's request for continued listing until January 12, 2006.

EXHIBIT INDEX

                Item 9.01.  Financial Statements and Exhibits.

(c)  Exhibits.

The news release is filed herewith as Exhibit 99.1 and incorporated herein by reference.

SIGNATURES

                Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Petroleum Development Corporation

By  /s/ Darwin L. Stump

        Darwin L. Stump

        Chief Financial Officer

        Date  December 28, 2005